UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 11, 2013 (December 11, 2013)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01                          Other Events.

Brookdale Senior Living Inc. (the "Company") is filing this Current Report on Form 8-K to update certain historical information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 ("2012 Form 10-K"). Specifically, the Company is updating the presentation of historical results to reflect the adoption of a recently issued accounting standards update.  The impact of the adoption of the update on the Company's quarterly and year-to-date periods for 2013 and 2012 was previously reported in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013.

In July 2012, the Financial Accounting Standards Board issued ASU 2012-01, Continuing Care Retirement Communities — Refundable Advance Fees ("ASU 2012-01").  ASU 2012-01 amends the situations in which recognition of deferred revenue for refundable advance fees is appropriate.  Under this amendment, refundable advance fees that are contingent upon reoccupancy by a subsequent resident but are not limited to the proceeds of reoccupancy should be accounted for and reported as a liability.  The guidance in ASU 2012-01 is effective for public companies for fiscal years, and interim periods within those years, beginning after December 15, 2012.  The Company adopted the provisions of this update as of January 1, 2013 and incorporated the provisions of this update to its consolidated financial statements through retrospective application to all periods presented and a cumulative effect adjustment to the Company's accumulated deficit as of January 1, 2010.

The effect of this change in accounting was not material to the consolidated results of operations or financial position for any year, including the years ending December 31, 2012, 2011 and 2010, and did not impact cash flows from operations in any year.  The Company increased its accumulated deficit by $3.0 million to reflect the net cumulative effect of the adoption of ASU 2012-01.

Exhibits 99.1, 99.2 and 99.3 hereto contain the revised and updated historical information.

The following items of the 2012 Form 10-K are being adjusted retrospectively to reflect the adoption of the recently issued accounting standards update:

•	Selected Financial Data (Part II, Item 6), a revised and updated version of which is filed herewith as Exhibit 99.1;

•	Management's Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7), a revised and updated version of which is filed herewith as Exhibit 99.2; and

•	Financial Statements and Supplementary Data (Part II, Item 8), a revised and updated version of which is filed herewith as Exhibit 99.3.

Included in Exhibit 99.3 is the Report of Independent Registered Public Accounting Firm dated February 19, 2013, except with respect to their opinion on the consolidated financial statements as it relates to the effects of the adoption of ASU 2012-01, as to which the date is December 11, 2013.

Revisions to the 2012 Form 10-K included in this Current Report on Form 8-K as noted above and in Note 24 to the consolidated financial statements included in Exhibit 99.3 supersede the corresponding portions of the 2012 Form 10-K. All other information in the 2012 Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the reporting change as described above and in Note 24 to the consolidated financial statements. This Current Report on Form 8-K, including the exhibits hereto, which are incorporated herein by reference, should be read in conjunction with the 2012 Form 10-K.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in the accompanying revised and updated portions of the 2012 Form 10-K and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, statements relating to the consummation of the restructuring of the management agreements with Chartwell Seniors Housing Real Estate Investment Trust; statements relating to our operational initiatives and our expectations regarding their effect on our results; our expectations regarding the economy, occupancy, revenue, cash flow, expenses, capital expenditures, Program Max opportunities, cost savings, the demand for senior housing, the home resale market, expansion and development activity, acquisition opportunities, asset dispositions, our share repurchase program, capital deployment, returns on invested capital and taxes; our expectations regarding returns to shareholders and our growth prospects; our expectations concerning the future performance of recently acquired communities and the effects of acquisitions on our financial results; our ability to secure financing or repay, replace or extend existing debt at or prior to maturity; our ability to remain in compliance with all of our debt and lease agreements (including the financial covenants contained therein); our expectations regarding liquidity and leverage; our expectations regarding financings and refinancings of assets (including the timing thereof) and their effect on our results; our expectations regarding changes in government reimbursement programs and their effect on our results; our plans to generate growth organically through occupancy improvements, increases in annual rental rates and the achievement of operating efficiencies and cost savings; our plans to expand our offering of ancillary services (therapy, home health and hospice); our plans to expand, redevelop and reposition existing communities; our plans to acquire additional communities, asset portfolios, operating companies and home health agencies; the expected project costs for our expansion, redevelopment and repositioning program; our expected levels of expenditures and reimbursements (and the timing thereof); our expectations regarding our sales, marketing and branding initiatives; our expectations for the performance of our entrance fee communities; our ability to anticipate, manage and address industry trends and their effect on our business; our expectations regarding the payment of dividends; and our ability to increase revenues, earnings, Adjusted EBITDA, Cash From Facility Operations, and/or Facility Operating Income (as such terms are defined in the 2012 Form 10-K). Words such as "anticipate(s)", "expect(s)", "intend(s)", "plan(s)", "target(s)", "project(s)", "predict(s)", "believe(s)", "may", "will", "would", "could", "should", "seek(s)", "estimate(s)" and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to, the risk that we may not be able to satisfy the conditions and successfully complete the Chartwell management agreement restructuring; the risk associated with the current global economic situtation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; our inability to extend (or refinance) debt (including our credit and letter of credit facilities) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of our indebtedness and long-term operating leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under the repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; delays in obtaining regulatory approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisitions and integrate them into our operations; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our facilities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation; and other risks detailed from time to time in our filings with the Securities and Exchange Commission, press releases and other communications, including those set forth under "Risk Factors" included elsewhere in the 2012 Form 10-K. Such forward-looking statements speak only as of the date they were made. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Section 9 — Financial Statements and Exhibits

Item 9.01                          Financial Statements and Exhibits.

(d)	Exhibits

23	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	Selected Financial Data, revised only to reflect the adoption of a recently issued accounting standards update

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the adoption of a recently issued accounting standards update

99.3	Financial Statements and Supplementary Data, revised only to reflect the adoption of a recently issued accounting standards update

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	December 11, 2013	By:	/s/ Mark W. Ohlendorf
		Name:	Mark W. Ohlendorf
		Title:	President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit

23	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Selected Financial Data, revised only to reflect the adoption of a recently issued accounting standards update.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the adoption of a recently issued accounting standards update.

99.3	Financial Statements and Supplementary Data, revised only to reflect the adoption of a recently issued accounting standards update.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.